ZENEX INTERNATIONAL, INC.
                         (Formerly Zenex Telecom, Inc.)

                                       And

                      ADUDDELL ROOFING & SHEET METAL, INC.
                     PRO FORMA COMBINED FINANCIAL STATEMENTS

                                December 31, 2001
                                       And
                                  June 30, 2002

                            ZENEX INTERNATIONAL, INC
                                TABLE OF CONTENTS

                                                                            Page
Report of Independent Public Accountant's on Pro Forma Adjustments  ......   1-2

Financial Statements:

Pro Forma Combined Balance Sheet as of December 31, 2001 .................     3

Aduddell Roofing & Sheet Metal, Inc. Pro Forma Balance Sheet as of
   December 31, 2001 .....................................................     4

Pro Forma Combined Statement of Income for the
    Year Ended December 31, 2001 .........................................     5

Pro Forma Combined Balance Sheet as of June 30, 2002 .....................     6

Aduddell Roofing & Sheet Metal, Inc. Pro Forma Balance Sheet as of
   June 30, 2002 .........................................................     7

Pro Forma Combined Statement of Income for the
   Six Months Ended June 30, 2002 ........................................     8


Notes to Pro Forma Combined Financial Statements .........................  9-10

                  Report of Independent Public Accountant's on

                 Examination of Pro Forma Financial Information


To the Board of Directors and Stockholders of Zenex International, Inc.

We have examined the pro forma adjustments reflecting the transaction described in Note 1 and the application of those adjustments to the historical amounts in the accompanying pro forma combined balance sheet of Zenex International, Inc. as of December 31, 2001, and the pro forma combined statement of income for the year then ended. The historical condensed financial statements are derived from the historical financial statements of Zenex International Inc., which were audited by us and Aduddell Roofing & Sheet Metal, Inc., which were audited by other accountants, appearing elsewhere herein. Such pro forma adjustments are based upon management's assumptions described in Note 2. Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included such procedures as we considered necessary in the circumstances.

In addition we have reviewed the related pro forma adjustments and the application of those adjustments to the historical amounts in the accompanying pro forma combined balance sheet of Zenex International, Inc. as of June 30, 2002, and the pro forma combined statement of income for the six months then ended. The historical condensed financial statements are derived from the historical financial statements of Zenex International, Inc., and Aduddell Roofing & Sheet Metal, Inc., which were reviewed by us, appearing elsewhere herein. Such pro forma adjustments are based upon management's assumptions described in Note 2. Our review was made in accordance with the standards established by the American Institute of Certified Public Accountants.

The objective of this pro forma financial information is to show what the significant effects on the historical information might have been had the transaction occurred at an earlier date. However, the pro forma condensed financial statements are not necessarily indicative of the results of operations or related effect on financial position that would have been attained had the above-mentioned transaction actually occurred earlier.

In our opinion, management's assumptions provide a reasonable basis for presenting the significant effects directly attributable to the above mentioned transaction described in Note 1, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma column reflects the proper application of those adjustments to the historical financial statement amounts in the pro forma combined balance sheet as of December 31, 2001 and the pro forma combined statement of income for the year then ended.

A review is substantially less in scope than an examination, the objective of which is the expression of an opinion on management's assumptions, the pro forma adjustments and the application of those adjustments to historical financial information. Accordingly, we do not express such an opinion on the pro forma adjustments or the application of such adjustments to the pro forma combined balance sheet as of June 30, 2002, and the pro forma combined statement of income for the six-months then ended. Based upon our review, however, nothing came to our attention that caused us to believe that management's assumptions do no provide a reasonable basis for presenting the significant effects directly attributable to the above mentioned transaction described in Note 1, that the
related  pro  forma  adjustments  do  not  give  appropriate   effect  to  those
assumptions, or that the pro forma column does not reflect the proper application of those adjustments to the historical financial statements amounts in the pro forma combined balance sheet as of June 30, 2002, and the pro forma combined statement of income for the six months then ended.


Sutton Robinson Freeman & Co., P.C.


Certified Public Accountants

September 12, 2002
Tulsa, Oklahoma

                            ZENEX INTERNATIONAL, INC.
                         (Formerly Zenex Telecom, Inc.)
                             PRO FORMA BALANCE SHEET
                                December 31, 2001

                                                             Historical             Pro Forma          Pro Forma
                                                               Zenex                 Aduddell        Combining and
                                                            International           Roofing &        Consolidating       Pro Forma
                                                                Inc.               Sheet Metal          Entries           Comined
                                                                                      Inc.
                                                            -------------          -----------       -------------       -----------
   ASSETS
        Current Assets                                      $     456,791          $ 2,315,637                          $ 2,772,428
        Property and Equipment (net)                              927,353              575,582                            1,502,935
        Investment in Land                                            -                    -                                    -
        Marketable Equity Securities                                  -                519,523                              519,523
        Related Party Receivable                                      -              1,555,188                            1,555,188
        Other Assets                                              120,000              112,924                              232,924
        Goodwill (net)                                            713,703                  -                                713,703
        Deferred Tax Asset                                        296,000                  -                                296,000
                                                            -------------          -----------                           -----------
          Total Assets                                      $   2,513,847          $ 5,078,854                          $ 7,592,701
                                                            =============          ===========                           ===========

    LIABILITIES AND STOCKHOLDERS' EQUITY
    Liabilities
        Current Liabilities                                 $   1,262,722          $ 1,954,742                          $ 3,217,464
        Long-Term Debt                                            669,507              118,838                              788,345
        Deferred Income Taxes                                         -                 23,287                               23,287
                                                            -------------          -----------                           ----------
                                                                1,932,229            2,096,867                            4,029,096
                                                            -------------          -----------                           ----------

    Stockholder's Equity
        Preferred Stock                                               -                    -                                    -
        Common Stock                                               27,508                  250            9,750              37,508
        Treasury Stock                                                -                    -                                    -
        Additional Paid in Capital                              1,351,953                  -          3,028,488           4,380,441
        Unrealized Gain (Loss) on
            Available for Sale Securities                        (270,882)             (56,501)                            (327,383)
        Retained Earnings (Deficit)                              (526,961)           3,038,238       (3,038,238)           (526,961)
                                                            -------------          -----------                           -----------
                                                                  581,618            2,981,987                            3,563,605
                                                            -------------          -----------                           -----------
        Total Liabilities and Stockholder's Equity          $   2,513,847          $ 5,078,854                           $7,592,701
                                                            =============          ===========                           ===========

See Accountant's Report on Pro Forma Financial Information.
The accompanying notes to pro forma combined financial information are an integral part of these financial statements.

                     ADUDDELL ROOFING & SHEET METAL, INC.
                             PRO FORMA BALANCE SHEET
                                December 31, 2001

                                                             Historical             Pro Forma
                                                              Aduddell            Transactions
                                                              Roofing &           Transferring
                                                             Sheet Metal      Assets & liabilities        Aduddell
                                                                Inc.                to Newco             Pro Forma
                                                            -----------            ----------          -----------

    ASSETS
        Current Assets                                      $ 3,008,679            $ (693,042)         $ 2,315,637
        Property and Equipment (net)                          1,122,610              (547,028)             575,582
        Investment in Land                                      986,000              (986,000)                   -
        Marketable Equity Securities                            519,523                                    519,523
        Related Party Receivable                              1,555,188                                  1,555,188
        Other Assets                                            114,924                (2,000)             112,924
                                                            -----------          -------------          ----------
          Total Assets                                      $ 7,306,924          $ (2,228,070)         $ 5,078,854
                                                            ===========          =============         ===========
    LIABILITIES AND STOCKHOLDERS' EQUITY
    Liabilities
        Current Liabilities                                 $ 1,954,742             $ (87,854)         $ 1,866,888
        Long-Term Debt                                        1,124,619              (917,927)             206,692
        Deferred Income Taxes                                    23,287                                     23,287
                                                            -----------                                 ----------
                                                              3,102,648                                  2,096,867
                                                            -----------                                 ----------

    Stockholder's Equity
        Preferred Stock                                           -                                          -
        Common Stock                                                600                  (350)                 250
        Treasury Stock                                          (76,123)               76,123                    -
        Additional Paid in Capital                              103,437              (103,437)                   -
        Unrealized Gain (Loss) on                                                                                   -
            Available for Sale Securities                       (56,501)                                   (56,501)
        Retained Earnings (Deficit)                           4,232,863            (1,194,625)           3,038,238
                                                            -----------          -------------         ------------
                                                              4,204,276                                  2,981,987
                                                            -----------          -------------         ------------
        Total Liabilities and Stockholder's Equity          $ 7,306,924          $ (2,228,070)         $ 5,078,854
                                                            ===========          =============         ============

See Accountant's Report on Pro Forma Financial Information.
The accompanying notes to pro forma combined financial information are an integral part of these financial statements.

                            ZENEX INTERNATIONAL, INC.
                         (Formerly Zenex Telecom, Inc.)
                          PRO FORMA STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2001



                                                           Historical       Historical
                                                             Zenex           Aduddell
                                                         International       Roofing &         Pro forma         Pro Forma
                                                              Inc.          Sheet Metal       Transactions        Combined
                                                                               Inc.
                                                         ------------       -----------       ------------       ----------
Revenues                                                  $ 3,617,389      $ 13,255,001                        $ 16,872,390

Cost of Revenues                                            2,357,848        11,528,600         (99,618)         13,786,830

Operating Expenses                                          1,800,862         1,220,399         147,602           3,168,863
                                                         ------------       -----------                          -----------

Operating Income (Loss)                                      (541,321)          506,002                             (83,303)

Other Income (Expense)                                         57,279            19,892                              77,171
                                                         ------------       -----------                          -----------

Net Income (Loss) Before Discontinued
     Operations and Income Tax                               (484,042)          525,894                              41,852

Income Tax Expense (Benefit)
    on continuing Operations                                 (193,000)          236,293                              43,293
                                                         ------------       -----------                          -----------

Net Income (Loss) From Continuing Operations                 (291,042)          289,601                              (1,441)

Loss from Discontinued Business
    Operations, Net of Income Tax                             (47,902)              -                               (47,902)

Gain on Sale of Discontinued Operations,
    Net of Income Tax                                         214,219               -                               214,219
                                                         ------------       -----------                          -----------

Net Income (Loss)                                          $ (124,725)        $ 289,601                           $ 164,876
                                                         ============       ===========                          ===========

Weighted Average Shares Outstanding (In 1,000's)               31,332            10,000                              41,332
                                                         ------------       -----------                          -----------

Loss Per Share from Continuing Operations                    $ (0.004)          $ 0.029                             $ 0.004
                                                         ------------       -----------                          -----------

Income per Share from Discontinued Operations                 $ 0.005               -                               $ 0.004
                                                         ------------       -----------                          -----------


See Accountant's Report on Pro Forma Financial Information.
The accompanying notes to pro forma combined financial information are an integral part of these financial statements.

                            ZENEX INTERNATIONAL, INC.
                         (Formerly Zenex Telecom, Inc.)
                        PRO FORMA COMBINED BALANCE SHEET
                                  JUNE 30, 2002



                                                             Historical         Pro forma        Pro Forma
                                                                Zenex            Aduddell       Combining and
                                                            International       Roofing &       Consolidating      Pro Forma
                                                                Inc.           Sheet Metal        Entries          Combined
                                                                                   Inc.
                                                            --------------     -------------    -------------      ------------

    ASSETS
        Current Assets                                           $ 756,062       $ 4,462,307                        $ 5,218,369
        Property and Equipment (net)                               849,412           532,163                          1,381,575
        Accounts Receivable-Fireball                                               1,590,102                          1,590,102
        Marketable Equity Securities                                     -             6,560                              6,560
        Other Assets                                                     -           114,549                            114,549
        Goodwill (net)                                             713,703                 -                            713,703
        Deferred Tax Asset                                         296,000                 -                            296,000
                                                             -------------     -------------                        ------------

          Total Assets                                         $ 2,615,177       $ 6,705,681                        $ 9,320,858
                                                             =============     =============                        ============

    LIABILITIES AND STOCKHOLDERS' EQUITY
    Liabilities
        Current Liabilities                                    $ 2,179,928       $ 3,776,477                        $ 5,956,405
        Accrued Liabilities                                            $ -         $ 240,161
        Long-Term Debt                                             768,993           145,346                            914,339
        Deferred Income Taxes                                            -            35,881                             35,881
                                                              ------------     -------------                        ------------
                                                                 2,948,921         4,197,865                          7,146,786
                                                              ------------     -------------                        ------------

    Stockholder's Equity
        Preferred Stock                                                                                                       -
        Common Stock                                                38,342               250         $ 9,750             48,342
        Treasury Stock                                                                     -                                  -
        Additional Paid in Capital                               1,661,121                 -       2,530,553          4,191,674
        Unrealized Gain (Loss) on
            Available for Sale Securities                                -           (32,767)                           (32,767)
        Retained Earnings (Deficit)                             (2,033,207)        2,540,303      (2,540,303)        (2,033,207)
                                                              ------------     -------------                        ------------
                                                                  (333,744)        2,507,786                          2,174,042
                                                              ------------     -------------                        ------------

        Total Liabilities and Stockholder's Equity             $ 2,615,177       $ 6,705,651                        $ 9,320,828
                                                              ============     =============                        ============

See Accountant's Report on Pro Forma Financial Information.
The accompanying notes to pro forma combined financial information are an integral part of these financial statements.

                      ADUDDELL ROOFING & SHEET METAL, INC.
                             PRO FORMA BALANCE SHEET
                                  June 30, 2002

                                                             Historical             Pro Forma
                                                              Aduddell            Transactions
                                                              Roofing &           Transferring
                                                             Sheet Metal      Assets & liabilities        Aduddell
                                                                Inc.                to Newco             Pro Forma
                                                            -----------            -----------         -----------
    ASSETS
        Current Assets                                      $ 5,200,130            $ (737,823)         $ 4,462,307
        Property and Equipment (net)                          1,123,659              (591,496)             532,163
        Investment in Land                                      986,000              (986,000)                   -
        Accounts Receivable-Fireball                          1,590,102                   -              1,590,102
        Marketable Equity Securities                              6,560                                      6,560
        Other Assets                                            116,549                (2,000)             114,549
                                                            -----------          -------------          ----------
          Total Assets                                      $ 9,023,000          $ (2,317,319)         $ 6,705,681
                                                            ===========          =============         ===========
    LIABILITIES AND STOCKHOLDERS' EQUITY
    Liabilities
        Current Liabilities                                 $ 3,867,197             $ (90,720)         $ 3,776,477
        Long-Term Debt                                        1,026,030              (880,684)             145,346
        Accrued Liabilities                                     240,161                                    240,161
        Deferred Income Taxes                                    35,881                                     35,881
                                                            -----------                                 ----------
                                                              5,169,269                                  4,197,865
                                                            -----------                                 ----------

    Stockholder's Equity
        Preferred Stock                                           -                                          -
        Common Stock                                                600                  (350)                 250
        Treasury Stock                                          (76,123)               76,123                    -
        Additional Paid in Capital                              103,437              (103,437)                   -
        Unrealized Gain (Loss) on                                                                                   -
            Available for Sale Securities                       (32,737)                                   (32,737)
        Retained Earnings (Deficit)                           3,858,554            (1,318,251)           2,540,303
                                                            -----------                                ------------
                                                              3,853,731                                  2,507,816
                                                            -----------          -------------         ------------
        Total Liabilities and Stockholder's Equity          $ 9,023,000          $ (2,317,319)         $ 6,705,681
                                                            ===========          =============         ============

See Accountant's Report on Pro Forma Financial Information.
The accompanying notes to pro forma combined financial information are an integral part of these financial statements.

                            ZENEX INTERNATIONAL, INC.
                         (Formerly Zenex Telecom, Inc.)
                          PRO FORMA STATEMENT OF INCOME
                      FOR THE SIX MONTHD ENDED JUNE 30, 2002



                                                           Historical       Historical
                                                             Zenex           Aduddell
                                                         International       Roofing &         Pro forma         Pro Forma
                                                              Inc.          Sheet Metal       Transactions        Combined
                                                                               Inc.
                                                         ------------       -----------       ------------       ----------
Revenues                                                  $ 1,400,380      $  4,786,227                        $  6,186,607

Cost of Revenues                                            1,089,825         4,770,302         (58,552)          5,801,575

Operating Expenses                                            966,215           612,011          70,940           1,649,166
                                                         ------------       -----------                          -----------

Operating Income (Loss)                                      (655,660)         (596,086)                         (1,264,132)

Other Income (Expense)                                       (850,586)            2,467                            (848,119)
                                                         ------------       -----------                          -----------

Net Income (Loss) Before Discontinued
     Operations and Income Tax                             (1,506,246)        (593,619)                          (2,112,253)

Income Tax Expense (Benefit)                                      -           (219,310)                            (219,310)
                                                         ------------       -----------                          -----------

Net Income (Loss)                                          (1,506,246)        (374,309)                              (1,441)
                                                                                                                 (1,892,943)
                                                         ============       ===========                          ===========

Weighted Average Shares Outstanding (In 1,000's)               31,332            40,000                              71,332
                                                         ------------       -----------                          -----------

Loss Per Share                                               $ (0.048)          $(0.012)                            $(0.027)
                                                         ------------       -----------                          -----------

See Accountant's Report on Pro Forma Financial Information.
The accompanying notes to pro forma combined financial information are an integral part of these financial statements.

                            ZENEX INTERNATIONAL, INC.
                         (Formerly Zenex Telecom, Inc.)
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                       DECEMBER 31, 2001 AND JUNE 30, 2002


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Summary of Pro Forma Transactions - The December 31, 2001 and June 30, 2002 pro forma combined balance sheet of Zenex International, Inc. ("Zenex") has been prepared assuming the Company consummated the acquisition of Aduddell Roofing & Sheet Metal, Inc. (Aduddell) on December 31, 2001 and June 30, 2002. The pro forma combined statements of income for the year ended December 31, 2001 and the Six months ended June 30, 2002 have been prepared assuming the Company consummated the transaction on January 1, 2001 and January 1, 2002. Additionally, prior to the acquisition certain non-operating assets and liabilities of Aduddell will be transferred to a new subsidiary to be split-off to Tim Aduddell, the current owner of 100% of Aduddell common stock.

2.   ACQUISITION OF ADUDDELL ROOFING & SHEET METAL, INC.

     These adjustments give effect to the business combination on a purchase basis of Aduddell Roofing & Sheet Metal, Inc., after the split-off of certain non-operating assets and liabilities of Aduddell, at the beginning of the periods presented for the statements of income and at the respective year-end or period end for the balance sheets presented.

     Acquisition of Aduddell Roofing & Sheet Metal, Inc. - In accordance with the Zenex Telcom, Inc. AND Aduddell Roofing & sheet metal, Inc.. AGREEMENT AND PLAN OF SPLIT-OFF AND MERGER (the "Agreement") Zenex International, Inc. ("Zenex") expects to complete the acquisition of Aduddell Roofing & Sheet Metal, Inc., ("Aduddell") an Oklahoma corporation, through an Agreement and Plan of Restructuring approved by the Board of Directors of Aduddell. The transaction is expected to occur prior to September 30, 2002 and shall qualify as reorganization under the meaning of Section 368(a) of the Internal Revenue Service Code. Prior to closing the transaction, Aduddell will form a separate wholly owned subsidiary, Newco, to transfer and split-off certain non-operating assets and liabilities that are not to be retained in Adudell after the merger. Tim Aduddell, the current owner of 100% of Aduddell common stock will transfer a portion of his common stock of Aduddell to Aduddell in exchange for 100% of the common shares of Newco to effect the split-off of the non-operating assets of Aduddell. Tim Adudell will also transfer his remaining common stock of Aduddell to a newly formed subsidiary of Zenex, AR Acquisition corp. ("Sub") in exchange for ten million (10,000,000) shares of common stock of Zenex and options to purchase thirty million (30,000,000) shares of Zenex common stock for four cents ($0.04) per share. Subsequent to the exchange, Aduddell will be merged into the Sub and Aduddell will be the surviving corporation. Following the merger, Aduddell will become a wholly owned subsidiary of Zenex and Newco a 100% owned company of Tim Aduddell.

                            ZENEX INTERNATIONAL, INC.
                         (Formerly Zenex Telecom, Inc.)
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                       DECEMBER 31, 2001 AND JUNE 30, 2002


2.    ACQUISITION OF ADUDDELL ROOFING & SHEET METAL, INC. (continued)

     The purpose of the Merger was to effect the acquisition by Zenex Telecom, Inc. of Aduddell Roofing & Sheet Metal, Inc. after splitting off the non-operating assets of Aduddell into a separately owned company to be owned by Tim Adudell.

     The preceding statements with respect to the Merger Agreement are a brief summary thereof. While the summary is accurate, it does not purport to be complete and reference is made to the Zenex Telecom, Inc. and Aduddell Roofing & Sheet Metal, Inc. Agreement and Plan of Split-Off and Merger for a complete statement of the Merger. A copy of the agreement is filed as an Exhibit to the Current Report on Form 8-K and is incorporated herein by this reference.

     The historical financial statements information of Zenex International, Inc. for the year ended December 31, 2001 are derived from the audited financial statements of Zenex Telecom, Inc. which were audited by us and Aduddell Roofing & Sheet Metal, Inc. which were audited by other accountants. The historical financial statement information for the six months ended June 30, 2001 and 2002 are derived from the reviewed financial statements of the companies